Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF
SUMMIT HOTEL PROPERTIES, INC.

Summit Hotel Properties, Inc. (the “Company”) is a self-advised hotel investment company that was organized on June 30, 2010 as a Maryland corporation. The Company holds both general and limited partnership interests in Summit Hotel OP, LP (the “Operating Partnership”), a Delaware limited partnership also organized on June 30, 2010.

On January 14, 2013, the Company closed on an underwritten common stock offering and issued 17,250,000 shares of common stock for net proceeds of $148.0 million. The Company used the proceeds to fund the acquisition of the three Hyatt hotels discussed below that were under contract to purchase and pay down the principal balance of its senior secured revolving credit facility.

On January 22, 2013, the Company purchased from affiliates of Hyatt Hotels Corporation (“Hyatt”), a portfolio of three hotels (the “Hyatt 3 Portfolio”) containing an aggregate of 426 guestrooms for a purchase price of $36.1 million. The Company had previously acquired from Hyatt a portfolio of eight hotels (the “Hyatt 8 Portfolio”) on October 5, 2012. Collectively the eleven hotels acquired from Hyatt are referred to as the “Hyatt 11 Portfolio.”

On March 11, 2013, the Company purchased a portfolio of five Marriott hotels in New Orleans, LA (the “New Orleans Marriott Portfolio”) containing an aggregate of 823 guestrooms for $135.0 million. The Company funded this acquisition with proceeds from term borrowings secured by previously acquired hotel properties and borrowings under its senior secured revolving credit facility.

On May 23, 2013, the Company purchased from affiliates of White Lodging Services Corporation four hotel properties (the “White Lodging Portfolio”) containing an aggregate of 786 guestrooms for a purchase price of $153.0 million. The Company funded this acquisition with senior secured term debt and borrowings under its senior secured revolving credit facility.

On September 19, 2013, the Company closed on an underwritten common stock offering and issued 17,250,000 shares of common stock for net proceeds of $152.2 million. The Company used a portion of the proceeds to reduce the outstanding balance of its $150 million senior secured credit facility and payoff its $92 million senior secured interim loan.  The remaining proceeds will be used for general corporate purposes, including the acquisition of hotel properties.

On January 9, 2014, the Company purchased a Hilton Garden Inn in Houston, TX containing 182 guestrooms for a purchase price of $37.5 million, including the assumption of $17.8 million in debt. The Company funded this acquisition with proceeds from its September 19, 2013 common stock offering.

On January 10, 2014, the Company completed its purchase of a portfolio of three hotels in Southern California (the “SoCal Hampton Portfolio”) containing an aggregate of 321 guestrooms for a purchase price of $58.8 million. Consideration for this purchase included the assumption of $12.0 million in debt and the issuance of 412,174 Operating Partnership units valued at $3.7 million. The Company funded the remainder of the acquisition with proceeds from its September 19, 2013 common stock offering and borrowings under its senior secured revolving credit facility.

The unaudited consolidated balance sheet for the Company at September 30, 2013 is presented as if the acquisition of the Houston Hilton Garden Inn and the SoCal Hampton Portfolio occurred on September 30, 2013.

The unaudited pro forma consolidated statements of operations for the Company for the nine months ended September 30, 2013 and the year ended December 31, 2012 are presented as if the January 14, 2013 and the September 19, 2013 common stock offerings and the acquisitions of the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio had been completed at the beginning of 2012.

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations would have been assuming the January 14, 2013 and the September 19, 2013 common stock offerings and the acquisitions of the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio had been completed at the beginning of 2012, nor is it indicative of the results of operations for future periods. The unaudited pro forma financial information reflects preliminary application of purchase accounting to the acquisitions. The preliminary purchase accounting may be adjusted if any of the assumptions underlying the purchase accounting change. In management’s opinion, all adjustments necessary to reflect the effects of the acquisitions of the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio have been made. This unaudited pro forma financial information should be read in conjunction with the historical financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

Summit Hotel Properties, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2013
(in thousands)

	Historical Summit Hotel Properties, Inc.	Acquisition of Houston Hilton Garden Inn (1)	Acquisition of SoCal Hampton Portfolio (2)	Pro Forma Summit Hotel Properties, Inc.
ASSETS

Investment in hotel properties, net	$1,082,395	$37,500	$58,800	$1,178,695
Investment in hotel properties under development	20,549	-	-	20,549
Land held for development	13,748	-	-	13,748
Assets held for sale	33,463	-	-	33,463
Cash and cash equivalents	45,474	(21,341)	(11,937)	12,196
Restricted cash	35,437	962	186	36,585
Trade receivables	9,685	318	249	10,252
Prepaid expenses and other	21,006	758	636	22,400
Derivative financial instruments	98	-	-	98
Deferred charges, net	9,543	564	172	10,279
Deferred tax asset	4,962	-	-	4,962
Other assets	3,442	-	-	3,442
TOTAL ASSETS	$1,279,802	$18,761	$48,106	$1,346,669

LIABILITIES AND EQUITY

LIABILITIES
Debt	$400,255	$17,953	$43,465	$461,673
Accounts payable	9,276	27	456	9,759
Accrued expenses	30,767	892	1,006	32,665
Derivative financial instruments	2,047	-		2,047
TOTAL LIABILITIES	442,345	18,872	44,927	506,144

COMMITMENTS AND CONTINGENCIES

EQUITY
Preferred stock, $.01 par value per share, 100,000,000 shares authorized:
9.25% Series A - 2,000,000 shares issued and outstanding
(liquidation preference of $50,385)	20	-	-	20
7.875% Series B - 3,000,000 shares issued and outstanding
(liquidation preference of $75,492)	30	-	-	30
7.125% Series C - 3,400,000 shares issued and outstanding
(liquidation preference of $85,505)	34	-	-	34
Common stock, $.01 par value per share, 450,000,000 shares authorized,
83,451,814 shares issued and outstanding	835	-	-	835
Additional paid-in capital	867,308	-	-	867,308
Accumulated other comprehensive income (loss)	(1,781)	-	-	(1,781)
Accumulated deficit and distributions	(56,963)	(106)	(484)	(57,553)
Total stockholders' equity	809,483	(106)	(484)	808,893
Noncontrolling interests in Operating Partnership	20,150	(5)	3,663	23,808
Noncontrolling interests in joint venture	7,824	-	-	7,824
TOTAL EQUITY	837,457	(111)	3,179	840,525

TOTAL LIABILITIES AND EQUITY	$1,279,802	$18,761	$48,106	$1,346,669

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2013
(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historical Hyatt 3 Portfolio (3)	Historical New Orleans Marriott Portfolio (4)	Historical White Lodging Portfolio (5)	Historical Houston Hilton Garden Inn (6)	Historical SoCal Hampton Portfolio (7)	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$209,774	$560	$7,013	$10,723	$6,374	$9,379	$-		$243,823
Other hotel operations revenue	11,228	35	499	489	723	144	-		13,118
Total revenues	221,002	595	7,512	11,212	7,097	9,523	-		256,941

EXPENSES
Hotel operating expenses
Rooms	59,182	202	1,422	2,019	1,138	2,784	-		66,747
Other direct	28,336	77	968	2,049	1,104	1,283	-		33,817
Other indirect	56,171	202	2,170	2,290	2,130	1,861	78	(8)	64,902
Other	543	1	11	52	558	42	-		1,207
Total hotel operating expenses	144,232	482	4,571	6,410	4,930	5,970	78		166,673
Depreciation and amortization	37,623	203	563	2,053	635	1,241	1,511	(9)	43,829
Corporate general and administrative:
Salaries and other compensation	6,589	-	-	-	-	-	-		6,589
Other	3,456	-	-	-	-	-	-		3,456
Hotel property acquisition costs	1,553	-	-	-	-	-	(642	) (10)	911
Loss on impairment of assets	1,369	-	-	-	-	-	-		1,369
Total expenses	194,822	685	5,134	8,463	5,565	7,211	947		222,827

Income (loss) from operations	26,180	(90)	2,378	2,749	1,532	2,312	(947)		34,114

OTHER INCOME (EXPENSE)
Interest income	52	-	-	-	-	-	-		52
Other income (expense)	120	-	-	-	-	-	-		120
Interest expense	(14,877)	-	(793)	(1,426)	(851)	(1,319)	(1,925	) (11)	(21,191)
Debt transaction costs	(112)	-	-	-	-	-			(112)
Gain (loss) on disposal of assets	11	-	-	-	-	-			11
Gain (loss) on derivative financial instruments	2	-	-	-	-	-	-		2
Total other income (expense)	(14,804)	-	(793)	(1,426)	(851)	(1,319)	(1,925)		(21,118)

Income (loss) from continuing operation before income tax	11,376	(90)	1,585	1,323	681	993	(2,872)		12,996

Income tax (expense) benefit	894	-	-	-	-	-	-		894

Income (loss) from continuing operations	12,270	(90)	1,585	1,323	681	993	(2,872)		13,890

Net income (loss) from continuing operations attributable to noncontrolling interest
Operating Partnership	80	-	-	-	-	-	71	(12)	151
Joint venture	324	-	-	-	-	-	-		324

Net income (loss) from continuing operations attributable to
Summit Hotel Properties, Inc.	11,866	(90)	1,585	1,323	681	993	(2,943)		13,415

Preferred dividends	(10,443)	-	-	-	-	-	-		(10,443)

Net income (loss) from continuing operations attributable to
common stockholders	$1,423	$(90)	$1,585	$1,323	$681	$993	$(2,943)		$2,972

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	65,460						17,313	(13)	82,773
Diluted	65,854						17,313	(13)	83,167

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing
operations	$0.02								$0.04

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2012
(in thousands, except per share)

	Historical Summit Hotel Properties, Inc.	Historical Hyatt 11 Portfolio (3)	Historical New Orleans Marriott Portfolio (4)	Historical White Lodging Portfolio (5)	Historical Houston Hilton Garden Inn (6)	Historical SoCal Hampton Portfolio (7)	Pro Forma Adjustments		Pro Forma Summit Hotel Properties, Inc.

REVENUES
Room revenue	$181,598	$33,300	$30,076	$24,487	$7,555	$11,950	$-		$288,966
Other hotel operations revenue	7,944	112	2,442	1,157	981	229	-		12,865
Total revenues	189,542	33,412	32,518	25,644	8,536	12,179	-		301,831

EXPENSES
Hotel operating expenses
Rooms	54,083	10,191	6,394	4,748	1,526	3,489	-		80,431
Other direct	25,125	3,883	4,354	4,496	1,495	1,755	-		41,108
Other indirect	51,062	10,157	9,762	4,999	2,477	2,245	(597	) (8)	80,105
Other	911	55	50	98	491	63	-		1,668
Total hotel operating expenses	131,181	24,286	20,560	14,341	5,989	7,552	(597)		203,312
Depreciation and amortization	34,263	8,696	2,977	5,181	721	1,922	4,352	(9)	58,112
Corporate general and administrative:
Salaries and other compensation	6,039	-	-	-	-	-	-		6,039
Other	3,534	-	-	-	-	-	-		3,534
Hotel property acquisition costs	3,050	-	-	-	-	-	(304	) (10)	2,746
Loss on impairment of assets	660	-	-	-	-	-	-		660
Total expenses	178,727	32,982	23,537	19,522	6,710	9,474	3,451		274,403

Income (loss) from operations	10,815	430	8,981	6,122	1,826	2,705	(3,451)		27,428

OTHER INCOME (EXPENSE)
Interest income	35	-	-	-	-	-	-		35
Other income	731	-	-	-	-	-	-		731
Interest expense	(15,585)	-	(4,194)	(3,740)	(1,147)	(1,727)	1,806	(11)	(24,587)
Debt transaction costs	(661)	-	-	-	-	-	-		(661)
Gain (loss) on disposal of assets	(198)	(128)	-	-	-	-	-		(326)
Gain (loss) on derivative financial instruments	(2)	-	-	-	-	-	-		(2)
Total other income (expense)	(15,680)	(128)	(4,194)	(3,740)	(1,147)	(1,727)	1,806		(24,810)

Income (loss) from continuing operations before income tax	(4,865)	302	4,787	2,382	679	978	(1,645)		2,618

Income tax (expense) benefit	1,238	-	-	-	-	-	-		1,238

Income (loss) from continuing operations	(3,627)	302	4,787	2,382	679	978	(1,645)		3,856

Income (loss) from continuing operations attributable to
noncontrolling interests	(1,429)	-	-	-	-	-	1,292	(12)	(137)

Income (loss) from continuing operations attributable to
Summit Hotel Properties, Inc.	(2,198)	302	4,787	2,382	679	978	(2,937)		3,993

Preferred dividends	(4,625)	-	-	-	-	-	-		(4,625)

Income (loss) from continuing operations attributable to
common stockholders	$(6,823)	$302	$4,787	$2,382	$679	$978	$(2,937)		$(632)

WEIGHTED AVERGE COMMON SHARES OUTSTANDING
Basic	33,717						34,500	(13)	68,217
Diluted	33,849						34,500	(13)	68,349

EARNINGS PER SHARE
Basic and diluted net income (loss) per share from continuing
operations	$(0.20)								$(0.01)

See Notes to Unaudited Pro Forma Financial Information

Summit Hotel Properties, Inc.
Notes to Unaudited Pro Forma Financial Information
(dollars in thousands)

(1)
Reflects the acquisition of the 182 guestroom Houston Hilton Garden Inn as if it occurred on September 30, 2013 for a purchase price of $37.5 million, funded with $18.0 million of assumed term debt and proceeds from the Company’s September 19, 2013 common stock offering.

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the Houston Hilton Garden Inn, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired		Net Cash Disbursed
Land	$-	Purchase price	$37,500
Hotel buildings and improvements	37,100	Acquisition costs	111
Furniture, fixtures and equipment	400	Net working capital	3,241
Total purchase price	37,500		$40,852
Cash and restricted cash acquired	2,520
Other assets	1,640	Assumed term debt	$17,953
Total assets acquired	41,660	Cash	22,899
Assumed debt	17,953		$40,852
Other liabilities	919
Net assets acquired	$22,788

(2)
Reflects the acquisition of the SoCal Hampton Portfolio as if it occurred on September 30, 2013 for a purchase price of $58.8 million, funded with $12.0 million in assumed term debt, $3.7 million in Operating Partnership common units, $15.0 million in proceeds from the Company’s September 19, 2013 common stock offering, and borrowings under the Company’s senior secured revolving credit facility.

The following is a summary of the SoCal Portfolio.

Purchase Date	Brand	Location	Number of Guestrooms
October 1, 2013	Hampton Inn & Suites	Ventura (Camarillo), CA	115
October 8, 2013	Hampton Inn & Suites	San Diego (Poway), CA	108
January 10, 2014	Hampton Inn	Santa Barbara, (Goleta), CA	98
			321

The following is a summary of assets and liabilities acquired, including an estimate of the Company’s initial allocation of the aggregate purchase price for the SoCal Hampton Portfolio, and the net cash disbursed in connection with the acquisition. The purchase price allocation is based on preliminary information and is, therefore, subject to change.

Assets and Liabilities Acquired		Net Cash Disbursed
Land	$8,600	Purchase price	$58,800
Hotel buildings and improvements	49,400	Acquisition costs	506
Furniture, fixtures and equipment	800	Net working capital	844
Total purchase price	58,800		$60,150
Cash and restricted cash acquired	1,249	Assumed term debt	$12,112
Other assets	1,057	Operating Partnership common units	3,685
Total assets acquired	61,106	Cash	13,000
Assumed term debt	12,112	Borrowings under senior unsecured
Other liabilities	1,462	credit facility	31,353
Net assets acquired	$47,532		$60,150

Summit Hotel Properties, Inc.
Notes to Unaudited Pro Forma Financial Information
(dollars in thousands)

(3)
For the nine months ended September 30, 2013, the Historical Hyatt 3 Portfolio column reflects the operating results of the Hyatt 3 Portfolio from January 1 until January 22, 2013, the date of acquisition. For the period from the date of acquisition through September 30, 2013, the operating results of the Hyatt 3 Portfolio are included in the Historical Summit Hotel Properties, Inc. column. The operating results of the Hyatt 8 are included in the Historical Summit Hotel Properties, Inc. column for the full nine months ended September 30, 2013.

For the year ended December 31, 2012, the Historical Hyatt 11 Portfolio column reflects the operating results of the Hyatt 8 Portfolio from January 1 until October 5, 2012, the date of acquisition, and the Hyatt 3 Portfolio for the full year ended December 31, 2012. For the period from the date of acquisition of the Hyatt 8 Portfolio through December 31, 2012, the operating results of the Hyatt 8 Portfolio are included in the Historical Summit Hotel Properties, Inc. column.

(4)
For the nine months ended September 30, 2013, the Historical New Orleans Marriott Portfolio column reflects the operating results of the New Orleans Marriott Portfolio from January 1 until March 11, 2013, the date of acquisition. For the period from the date of acquisition through September 30, 2013, the operating results of the New Orleans Marriott Portfolio are included in the Historical Summit Hotel Properties, Inc. column.

For the year ended December 31, 2012, the Historical New Orleans Marriott Portfolio column reflects the operating results of the New Orleans Marriott Portfolio for the full year ended December 31, 2012.

(5)
For the nine months ended September 30, 2013, the Historical White Lodging Portfolio column reflects the operation results of the White Lodging Portfolio from January 1 until May 23, 2013, the date of acquisition. For the period from the date of acquisition through September 30, 2013, the operating results of the White Lodging Portfolio are included in the Historical Summit Hotel Properties, Inc. column.

For the year ended December 31, 2012, the Historical White Lodging Portfolio column reflects the operating results of the White Lodging Portfolio for the full year ended December 31, 2012.

(6)
For the nine months ended September 30, 2013 and the year ended December 31, 2012, the Historical Houston Hilton Garden Inn column reflects the operation results of the Houston Hilton Garden Inn for the full period presented.

(7)
For the nine months ended September 30, 2013 and the year ended December 31, 2012, the Historical SoCal Hampton Portfolio column reflects the operation results of the SoCal Hampton Portfolio for the full period presented.

(8)
Reflects adjustment to management and franchise fees for i) the difference between historical management and franchise fees of the Hyatt 11 Portfolio and the fees the Company has contracted to pay, ii) the difference between historical franchise fees of the White Lodging Portfolio and the fees the Company has contracted to pay, and iii) the difference between the historical management fees of the Houston Hilton Garden Inn and the fees the Company has contracted to pay.

(9)
Reflects adjustment to depreciation resulting from the change in basis of assets acquired in the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio. The new basis is depreciated using a straight-line method over 22 to 40 years for hotel buildings and improvements and 1 to 15 years for furniture, fixtures and equipment.

Summit Hotel Properties, Inc.
Notes to Unaudited Pro Forma Financial Information
(dollars in thousands)

(10)
Reflects the removal of acquisition costs related to the Hyatt 11 Portfolio, the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio.

(11)
Reflects adjustment to interest expense resulting from i) the elimination of the historical debt on the New Orleans Marriott Portfolio, the White Lodging Portfolio, and a portion of the SoCal Hampton Portfolio ii) new term debt related to a portion of the White Lodging Portfolio, and iii) the net change in borrowings under the Company’s senior secured revolving credit facility related to the second and third follow-on common stock offerings and the acquisitions of the New Orleans Marriott Portfolio, the White Lodging Portfolio, the Houston Hilton Garden Inn, and the SoCal Hampton Portfolio.

(12)	Reflects the allocation of earnings from the acquired portfolios and the pro forma adjustments to noncontrolling interest.

(13)
Reflects the issuance of a total of 34,500,000 shares of common stock by the Company related to January 14, 2013 and the September 19, 2013 common stock offerings as if they had occurred on January 1, 2012.